Exhibit 10.4

WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

April 21, 2020

Brain Scientific Inc.

Common Stock Purchase Warrant

THIS CERTIFIES THAT, for value received, Andrew Brown, or its registered assigns (the “Purchaser”), is entitled to subscribe for and purchase from Brain Scientific Inc., a Nevada corporation (the “Company”), at any time commencing on the eighteen (18) month anniversary of the date hereof (as may be accelerated pursuant to Section 2(d)) and expiring on the five (5) year anniversary of the date hereof (the “Warrant Exercise Term”), the Shares at the Exercise Price (each as defined in Section 1 below).

This Warrant is subject to the following terms and conditions:

1. Shares. The Purchaser has, subject to the terms set forth herein, the right to purchase, at any time during the Warrant Exercise Term, up to seven hundred fifty thousand (750,000) shares (the “Shares”) of the Company’s common stock, par value $0.001 (“Common Stock”), at a per share exercise price of $0.80 (the “Exercise Price”). The Exercise Price is subject to adjustment as provided in Section 3 hereof.

2. Exercise of Warrant.

(a) Exercise. This Warrant may be exercised by the Purchaser at any time during the Warrant Exercise Term, in whole or in part, by delivering the notice of exercise attached as Exhibit A hereto (the “Notice of Exercise”), duly executed by the Purchaser to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash or by wire transfer of immediately available funds or by check payable to the order of the Company, of the amount obtained by multiplying the number of Shares designated in the Notice of Exercise by the Exercise Price (the “Purchase Price”). For purposes hereof, “Exercise Date” shall mean the date on which all deliveries required to be made to the Company upon exercise of this Warrant pursuant to this Section 2(a) shall have been made.

(b) Issuance of Certificates. As soon as practicable after the exercise of this Warrant, in whole or in part, in accordance with Section 2(a) hereof, the Company, at its expense, shall cause to be issued in the name of and delivered to the Purchaser (i) a certificate or certificates for the number of validly issued, fully paid and non-assessable Shares to which the Purchaser shall be entitled upon such exercise and, if applicable, (ii) a new warrant of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of this Warrant not exercised by the Purchaser. The Purchaser shall for all purposes hereof be deemed to have become the Purchaser of record of such Shares on the date on which the Notice of Exercise and payment of the Purchase Price in accordance with Section 2(a) hereof were delivered and made, respectively, irrespective of the date of delivery of such certificate or certificates, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

(c) Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Purchaser for any tax or other charge of whatever nature in respect of such issuance and the Company shall bear any such taxes in respect of such issuance.

(d) Notwithstanding anything to the contrary herein, the commencement of the Warrant Exercise Term shall accelerate in full upon a Change of Control of the Company. For purposes of this Warrant, a “Change of Control of the Company” shall be deemed to have occurred if: (i) any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such person (but excluding (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (B) a corporation or other entity owned, directly or indirectly, by the equity holders of the Company in substantially the same proportions as their ownership of the Company (a “Similarly Owned Company”) or (C) the Company or any subsidiary of the Company) first becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; (ii) the consummation of a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the consummation a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets to a person or persons that is not or are not a Similarly Owned Company. In no instance shall a public or private offering of the Company’s securities that is primarily for capital raising purposes or compensatory purposes be deemed to constitute a Change of Control of the Company.

3. Adjustment of Exercise Price and Number of Shares.

(a) Adjustment for Reclassification, Consolidation or Merger. If while this Warrant, or any portion hereof, remains outstanding and unexpired there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity in which the Company shall not be the surviving entity, or a reverse merger in which the Company shall be the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, unless otherwise directed by the Purchaser, all necessary or appropriate lawful provisions shall be made so that the Purchaser shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of shares of capital stock or other securities or property that a holder of the Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, recapitalization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, recapitalization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. If the per share consideration payable to the Purchaser for Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, mergers, consolidations, sales and transfers and to the capital stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Purchaser after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of this Warrant.

(b) Adjustments for Split, Subdivision or Combination of Shares. If the Company shall at any time subdivide (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock subject to acquisition hereunder, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock subject to acquisition upon exercise of the Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock subject to acquisition hereunder, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock subject to acquisition upon exercise of the Warrant will be proportionately decreased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of any class of securities as to which purchase rights under this Warrant exist at the time shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

(d) Notice of Adjustments. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Purchaser at the address of such Purchaser as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

4. NOTICE. Where this Warrant provides for notice of any event, such notice shall be given (unless otherwise herein expressly provided) in writing and either (a) delivered personally, (b) sent by certified, registered or express mail, postage prepaid or (c) sent by facsimile or other electronic transmission, and shall be deemed given when so delivered personally, sent by facsimile or other electronic transmission (confirmed in writing) or mailed. Notices shall be addressed, if to Purchaser, to its address as set forth in the books and records of the Company from time to time or, if to the Company, to its principal office.

5. Legends. Each certificate evidencing the Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

6. Removal of Legend. Upon request of a holder of a certificate with the legends required by Section 5 hereof, the Company shall issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received an opinion of counsel satisfactory to the Company in form and substance to the effect that any transfer by such holder of the Shares evidenced by such certificate will not violate the Act or any applicable state securities laws.

7. Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder. Instead, the Company shall round up, as nearly as practicable to the nearest whole Share, the number of Shares to be issued. This Warrant may only be exercised for whole shares.

8. Rights of Stockholders. Except as expressly provided in Section 3(c) hereof, the Purchaser, as such, shall not be entitled to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Purchaser, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

9. Representations and Warranties.

(a) The Purchaser hereby represent, warrant and acknowledge to the Company that:

(A) It has taken all action required to authorize and execute this Warrant and the carrying out of its provisions, including the due authorization by the its Board of Directors, and this Warrant is a binding obligation of the Purchaser enforceable in accordance with its terms.

(B) Neither the execution and delivery of this Warrant, nor the consummation by the Purchaser of any of the transactions contemplated hereby, will result in a breach of any applicable statute or regulation, or of any administrative or court order or decree; nor will such compliance conflict with or result in the breach of any term, provision, covenant or condition of any agreement or other instrument to which the Purchaser is a party or by which it may be bound, or, which with the giving of notice or lapse of time, or both, constitute an event of default thereunder.

(C)  (i) It have been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company, this Warrant and the Common Stock; (ii) its investment in restricted securities is reasonable in relation to its net worth; (iii) it has experience in investments in restricted and publicly traded securities, and it have experience in investments in speculative securities and other investments that involve the risk of loss of investment; (iv) an investment in this Warrant and the Common Stock is speculative and involves the risk of loss and it has the requisite knowledge to assess the relative merits and risks of this investment without the necessity of relying upon other advisors; (v) it can afford the risk of loss of its entire investment in the Company; and (vi) it is an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

9.2 The Company hereby represent, warrant and acknowledge to the Purchaser that:

(a) It has taken all action required to authorize and execute this Warrant and the carrying out of its provisions, including the due authorization by the its Board of Directors, and this Warrant is a binding obligation of the Company enforceable in accordance with its terms.

(b) Neither the execution and delivery of this Warrant, nor the consummation by the Company of any of the transactions contemplated hereby, will result in a breach of any applicable statute or regulation, or of any administrative or court order or decree; nor will such compliance conflict with or result in the breach of any term, provision, covenant or condition of any agreement or other instrument to which the Company is a party or by which it may be bound, or, which with the giving of notice or lapse of time, or both, constitute an event of default thereunder.

10 Miscellaneous.

(a) This Warrant and disputes arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to its conflict of law rules.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The covenants of the respective parties contained herein shall survive the execution and delivery of this Warrant.

(d) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and of the Purchaser and of the Shares issued or issuable upon the exercise hereof.

(e) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject hereof.

(f) The Company shall not, by amendment of the Certificate of Incorporation or Bylaws, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Purchaser contained herein against impairment.

(g) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver to the Purchaser, in lieu thereof, a new Warrant of like date and tenor.

(h) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Purchaser.

11 Registration Rights.

(a) During the Warrant Exercise Term and continuing thereafter, the Purchaser shall have “piggy back” registration rights with respect to the Shares (as such, the “Registrable Securities”). The Company shall advise the Purchaser or its permitted transferees, by written notice at least 30 days prior to the filing of any registration statement or post-effective amendment thereto under the Securities Act covering any securities of the Company, for its own account or for the account of others (other than a registration statement on Form S-4 or S-8 or any successor forms thereto), and will, upon the request of the Purchaser, include in any such post-effective amendment or registration statement, such information as may be required to permit a public offering of, all or any of the Registrable Securities. The Company shall supply prospectuses and such other documents as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its reasonable efforts to register and qualify any of the Registrable Securities for sale in such states as such Purchaser designates, provided that the Company shall not be required to qualify as a foreign corporation or a dealer in securities or execute a general consent to service of process in any jurisdiction in any action, and do any and all other acts and things which may be reasonably necessary or desirable to enable such Purchaser to consummate the public sale or other disposition of the Registrable Securities (it being understood that the Company, in its sole discretion, has the right not to request acceleration of effectiveness of any such registration statement). The Purchaser shall promptly furnish all necessary information requested by the Company in connection with said registration statement. The Company shall use its commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Purchaser of Registrable Securities requested to be included in the registration statement. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering advises the Company or the Purchaser of Registrable Securities that the total amount of securities which they intend to include in such offering is such as to adversely affect the success of such offering, then the amount of securities to be offered for the accounts of Purchaser of Registrable Securities shall be eliminated, reduced, or limited to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, if any, recommended by such managing underwriter or underwriters (which reduction or elimination shall be pro rata with the reduction of, or consistent with the elimination of, all securities of other selling securityholders in the registration statement) and shall be subject to (i) the number of securities which the Company proposes to offer and sell for its own account in such offering and (ii) any other registration rights granted to other shareholders or securityholders of the Company that are in effect on the date thereof (any such reduction or limitation in the total amount of Registrable Securities to be included in such offering to be borne by the Purchaser of Registrable Securities proposed to be included therein pro rata). The Purchaser will be responsible for and shall pay its own legal fees and expenses and any underwriting discounts and commissions and non-accountable expense allowances on the securities sold by such Purchaser and shall not be responsible for any other expenses of such registration.

(b) Notwithstanding anything contained herein to the contrary, a Registrable Security shall cease to be Registrable Security (and the piggy-back registration rights set forth in this Section 11 shall not apply) for so long as (a) a registration statement with respect to the sale of such Registrable Securities is declared effective by the Securities and Exchange Commission under the Securities Act and such Registrable Securities have been disposed of by the Purchaser in accordance with such effective registration statement, (b) such Registrable Securities have been previously sold by the Participant in accordance with Rule 144 promulgated under the Securities Act, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 or other exemption from registration as set forth in a written opinion letter of counsel to the Company to such effect, addressed, delivered and acceptable to the transfer agent of the Company and the Purchaser.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Brain Scientific Inc.

By:	/s/ Boris Goldstein
	Name:	Boris Goldstein
	Title:	Chairman of the Board

/s/ Andrew Brown
Andrew Brown

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of Warrant)

To:

The undersigned, the holder of a right to purchase Common Stock of Brain Scientific Inc., a Nevada corporation (the “Company”) pursuant to that certain Common Stock Purchase Warrant of the Company (the “Warrant”), dated as of April 21, 2020, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________ shares of Common Stock of the Company and herewith makes payment of __________________ ($_____________) therefor by the following method: _______________________

The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof.

DATED: ___________________

HOLDER:

By:
Name:

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